SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 7, 2007
                                (Date of Report)

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                            Sovran Self Storage, Inc.
             (Exact name of registrant as specified in its charter)

          Maryland                      1-13820                   16-1194043
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                     Sovran Acquisition Limited Partnership
             (Exact name of registrant as specified in its charter)

           Delaware                     0-24071                   16-1481551
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                6467 Main Street
                          Williamsville, New York 14221
               (Address of principal executive offices) (Zip Code)

                                 (716) 633-1850
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 4, 2007, the Company issued a press release announcing the acquisition of fifteen self-storage facilities since April 1, 2007. A copy of the press release issued in connection with the acquisitions is attached hereto as Exhibit
99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item
2.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired

The required financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

     (b) Pro Forma Financial Information

The required pro forma financial information will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

     (c) Exhibits

The Exhibits to this Current Report on Form 8-K are set forth on the Exhibit Index following the signature page hereto and are incorporated herein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOVRAN SELF STORAGE, INC.


                                          By:  /s/ DAVID L. ROGERS
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                                               David L. Rogers
                                               Chief Financial Officer

                                          SOVRAN ACQUISITION LIMITED PARTNERSHIP


                                          By:  Sovran Holdings, Inc.
                                          Its: General Partner

                                          By:  /s/ DAVID L. ROGERS
                                               -------------------
                                               David L. Rogers
                                               Chief Financial Officer

Date: June 7, 2007


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release, dated June 4, 2007.


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